Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4155%



        Excess Protection Level
          3 Month Average   4.85%
            February, 2001   7.43%
            January, 2001   6.89%
            December, 2000   0.23%


        Cash Yield                                  19.48%


        Investor Charge Offs                         4.62%


        Base Rate                                    7.43%


        Over 30 Day Delinquency                      5.13%


        Seller's Interest                            8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $57,174,868,500.05


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,724,177,938.56